UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2007
Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in is charter)

Colorado	0-14749	84-0910696
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (970) 259-0554
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          The Company has issued a press release concerning its quarter and year ending February 28, 2007. The press release includes information regarding its results of operations and financial condition for the quarter and year, and is furnished as an exhibit to this Form 8-K.
Item 7.01 Regulation FD Disclosure.
          The Company has issued a press release giving guidance concerning, among other things, its estimated full-year earnings for the fiscal year ending February 28, 2008. The Company has elected to furnish the press release as an exhibit to this Form 8-K.
          The Company has issued a press release announcing a cash dividend and a stock repurchase program and has elected to furnish the press release as an exhibit to this form 8-K.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits

Item	Exhibit
99.1	Press Release dated May 10, 2007.

99.2	Press Release dated May 10, 2007.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: May 10, 2007	By:	/s/ Bryan J. Merryman Bryan J. Merryman, Chief Operating Officer, Chief Financial Officer, Treasurer and Director

INDEX TO EXHIBITS

Item
Number	Exhibit
99.1	Press Release, dated May 10, 2007

99.2	Press Release, dated May 10, 2007